Supplement dated January 10, 2000 to the Prospectus dated December 1, 1999


Advantus Venture Fund, Inc.


The section captioned "Investing in the Fund - Managing the Fund" on page 11 of the Prospectus is supplemented as follows:

Effective January 3, 2000 the Portfolio Manager for the Fund is Richard W. Worthing, Vice President, Head of Equities of Advantus Capital. Mr. Worthing has served as a Vice President of Advantus Capital and Second Vice President of Minnesota Life Insurance Company since September of 1997. From February of 1993 to September of 1997 Mr. Worthing served as an independent private investment and venture consultant.


































Investors should retain this supplement for future reference.

F. 54482  01-2000